Exhibit 99.1

PRO FORMA FINANCIAL STATEMENTS

Below is the pro-forma financial information as of the last balance sheet date of December 31, 2014 and reflect the historical and adjusted results of operations for the fiscal year ended June 30, 2014, the 3-month period ended September 30, 2014 and the 6-month period ended December 31, 2014.

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)
	As of June 30, 2014
	Historical	Adjustments	Pro Forma
ASSETS
CURRENT ASSETS:
Cash & cash equivalents	$20,454	$(1,256)	$19,198
Accounts receivable, net allowance for doubtful accounts of $25,186	159,047	(159,047)	-
Due from related party	12,084	(12,084)	-
Inventory, net	474,034	(474,034)	-
Other current assets	2,285	(2,285)	-
Total current assets	667,904	(648,706)	19,198

Security deposits	11,222	(11,222)	-
Property and equipment, net	12,456	(12,456)	-
Total assets	$691,582	$(672,384)	$19,198

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$953,578	$(677,370)	$276,208
Advance from customers	6,752	(6,752)	-
Notes payable - related parties	48,000	(10,000)	38,000
Notes payable	50,000	(50,000)	-
Convertible Debenture, net	118,000	-	118,000
Related party convertible debenture, net	204,700	-	204,700
Total liabilities	1,381,030	(744,122)	636,908

STOCKHOLDERS' DEFICIT
Preferred stock, 50,000,000 authorized par $0.001
Series A: 206,186 shares issued and outstanding at June 30, 2014	206	-	206
Series B: 9,498,409 shares issued and outstanding at June 30, 2014	9,498	-	9,498
Common stock, $0.001 par value; 900,000,000 shares authorized; 172,337,841 shares issued and outstanding at at June 30, 2014	240,339	(68,000)	172,339
Additional paid-in capital	3,954,217	(394,400)	3,559,817
Accumulated deficit	(4,893,708)	534,139	(4,359,569)
Total	(689,448)	71,739	(617,710)
Total liabilities and Stockholders' deficit	$691,582	$(672,384)	$19,198

See accompanying notes

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	As of December 31, 2014
	Historical	Adjustments	Pro Forma
ASSETS
CURRENT ASSETS:
Cash & cash equivalents	$86,883	$(28,098)	$58,785
Accounts receivable, net allowance for doubtful accounts of $25,186	56,080	(56,080)	-
Due from related party	80,994	(80,994)	-
Inventory, net	187,696	(187,696)	-
Other current assets	3,054	(3,054)	-
Total current assets	414,707	(355,922)	58,785

Security deposits	11,222	(11,222)	-
Property and equipment, net	9,260	(9,260)	-
Total assets	$435,189	$(376,404)	$58,785

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$750,213	$(456,756)	$293,457
Advance from customers	2,707	(2,707)	-
Notes payable - related parties	38,000	-	38,000
Notes payable	85,000	(50,000)	35,000
Convertible Debenture, net	63,224	-	63,224
Derivative Liability	48,878	-	48,878
Related party convertible debenture, net	204,700	-	204,700
Total liabilities	1,192,722	(509,463)	683,259

STOCKHOLDERS' DEFICIT
Preferred stock, 50,000,000 authorized par $0.001
Series A: 206,186 shares issued and outstanding at December 31, 2014 and June 30, 2014	206	-	206
Series B: 5,092,045 shares issued and outstanding at December 31, 2014 and 9,498,409 June 30, 2014	5,092	-	5,092
Common stock, $0.001 par value; 900,000,000 shares authorized; 270,235,368 shares issued and outstanding at December 31, 2014 and 240,337,841 shares issued and outstanding at at June 30, 2014	338,236	(68,000)	270,236
Additional paid-in capital	3,983,422	(394,400)	3,589,022
Accumulated deficit	(5,084,489)	595,460	(4,489,029)
Total	(757,533)	133,060	(624,474)
Total liabilities and Stockholders' deficit	$435,189	$(376,404)	$58,785

See accompanying notes

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF OPERATIONS
(UNAUDITED)

	For the year ended June 30, 2014
	Historical	Adjustments	Pro Forma
Net revenue	$2,268,127	$(2,216,617)	$51,510

Cost of revenue	1,318,657	(1,270,615)	48,042

Gross profit	949,471	(946,003)	3,468

Operating expense

General & administrative expense	1,307,571	(1,234,714)	72,857

Operating Loss	(358,100)	288,711	(69,389)

Other income (expense)
Other income	58,701	(58,701)	-
Interest expense	(19,620)	4,640	(14,979)
Beneficial conversion feature expense	-
Total other income (expense)	39,081	(54,061)	(14,979)

Loss from continuing operations before income taxes	(319,019)	234,651	(84,368)

Provision of income taxes	800	(800)	-

Proforma Loss from Continuing Operations	(319,819)	235,451	(84,368)

Gain from disposal of subsidiary	-	4,234	4,234

Pro forma net gain (loss)	$(319,819)	$239,685	$(80,134)

Pro forma Weighted average shares of common stock *
Basic & Diluted	240,337,841	68,000,000	172,337,841

Pro forma net loss per common share
Basic & Diluted	$(0.00)		$(0.00)

* Weighted average number of shares used to compute basic and diluted loss per share is the same as the effect of dilutive securities are anti dilutive

See accompanying notes

CONCIERGE TECHNOLOGIES, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF OPERATIONS
(UNAUDITED)

	For the three months period ended December 31, 2014			For the six months period ended December 31, 2014
	Historical	Adjustments	Pro Forma	Historical	Adjustments	Pro Forma
Net revenue	$380,384	$(191,820)	$188,564	$800,823	$(449,848)	$350,975

Cost of revenue	224,282	(48,599)	175,683	508,169	(180,824)	327,345

Gross profit	156,102	(143,220)	12,882	292,654	(269,024)	23,630

Operating expense

General & administrative expense	141,096	(129,367)	11,729	356,243	(330,748)	25,495

Operating Loss	15,006	(13,853)	1,152	(63,589)	61,724	(1,865)

Other income (expense)
Other income	1,189	(1,189)	-	2,250	(2,250)	-
Interest expense	(31,230)	2,062	(29,168)	(79,764)	4,515	(75,249)
Beneficial conversion feature expense	(14,112)	-	(14,112)	(48,877)	-	(48,877)
Total other income (expense)	(44,153)	873	(43,280)	(126,391)	2,265	(124,126)

Loss from continuing operations before income taxes	(29,147)	(12,981)	(42,128)	(189,980)	63,989	(125,991)

Provision of income taxes	-	-	-	800	(800)	-

Proforma Loss from Continuing Operations	(29,147)	(12,981)	(42,128)	(190,780)	64,789	(125,991)

Gain from disposal of subsidiary	-	236,218	236,218	-	236,218	236,218

Pro forma net gain (loss)	$(29,147)	$223,237	$194,090	$(190,780)	$301,007	$110,226

Pro forma Weighted average shares of common stock *
Basic & Diluted	336,924,071	68,000,000	268,924,071	333,259,611	68,000,000	265,259,611

Pro forma net loss per common share
Basic & Diluted	$(0.00)		$0.00	$(0.00)		$0.00

* Weighted average number of shares used to compute basic and diluted loss per share is the same as the effect of dilutive securities are anti dilutive

See accompanying notes

Concierge Technologies, Inc. and Subsidiaries
Notes to Unaudited Pro-Forma Financial Statements

Basis of Presentation

The accompanying pro-forma financial information has been prepared as of the last balance sheet date of December 31, 2014 and reflect the historical and adjusted results of operations for the fiscal year ended June 30, 2014, the 3-month period ended September 30, 2014 and the 6-month period ended December 31, 2014.

The gain of $236,218 realized in the divestiture of Wireless Village, Inc. dba Janus Cam (“Janus Cam”) is attributed to the market value of the shares being redeemed minus the forgiveness of intercompany debt plus the excess of Janus Cam liabilities over their assets. Janus Cam's net operating loss of $64,789 for the 6-month period ending December 31, 2014 is not included in the calculation of the gain but appears separately as an adjustment to the proforma loss for continuing operations on the Pro Forma Statement of Operations.

The Company has retained a certain segment of the Janus Cam business through a product distribution agreement that currently has application to one specific customer. The sales revenues and cost of goods sold are measurable for this specific customer and have been included in the Proforma Statement of Operations for the continuing business of the Company.

We are providing this information to aid you in your analysis of the financial aspects of the disposition. The unaudited pro forma condensed combined financial statements described above should be read in conjunction with the historical financial statements of the Company and subsidiary (Janus Cam) and the related notes thereto.